Exhibit 10.10

                              EMPLOYMENT AGREEMENT


                  THIS EMPLOYMENT AGREEMENT (this "Agreement") is made as of December 29, 1999 (the "Effective Date") by and between THCG, INC., a Utah corporation (the "Company"), and Larry Smith (the "Executive").

                              W I T N E S S E T H:


                  WHEREAS, the Company desires to employ the Executive, and the Executive desires to accept such employment, in the capacities and on the terms and conditions set forth in this Agreement;

                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties hereto hereby agree as follows:

                  1.       Employment; Term.

                           (a) The Company hereby employs the Executive, and the
Executive hereby accepts employment by the Company, in accordance with and subject to the terms and conditions set forth herein.

                           (b) The term of this Agreement  shall commence on the
Effective Date and, unless earlier terminated in accordance with Paragraph 5 hereof, shall terminate on the third anniversary of the Effective Date (the "Initial Term"). Thereafter, this Agreement shall automatically be extended for one or more additional annual periods unless the Executive or the Company gives written notice, no less than ninety (90) days prior to the end of the Initial Term or any extension thereof (together, the "Term"), of his or its election not to renew this Agreement.

                  2.       Duties.

                           (a) During the Term, the Executive shall serve as the
President of the Company and shall report to the Chief Executive Officer(s) of the Company.

                           (b) The  Executive  shall  have  such  authority  and
responsibility as is customary for such position or positions in businesses comparable in size and function to the Company, and such other responsibilities as may reasonably be assigned to him by the Chief Executive Officer(s) or the board of directors of the Company (the "Board").

                           (c) During the period the  Executive  is  employed by
the Company, the Executive shall devote his full business time and best efforts to the business and affairs of the Company and its subsidiaries; provided, however, the Executive may engage in outside business activities with the consent of the Chief Executive Officer(s), provided that such consent shall not be unreasonably withheld or delayed. It shall not be considered a violation of the foregoing for the Executive to serve on corporate, industry, civic or charitable boards or committees, or to invest, and to supervise the investment of, his own personal assets so long as such activities do

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not   significantly   interfere  with  the   performance   of  the   Executive's
responsibilities as an employee of the Company in accordance with this Agreement.

                           (d)  The  Executive's  services  shall  be  performed
primarily at the Company's principal place of business, located in New York, New York. The Executive recognizes that his duties will require, from time-to-time and at the Company's expense, travel to domestic and international locations.

                  3.       Compensation.

                           (a) The Company shall pay the Executive a base salary
(the "Base Salary") of $150,000 per annum, or such greater sum as may from time to time be fixed by the Compensation Committee of the Board, provided that any such greater sum shall become the minimum rate of compensation for so long as the Executive shall be employed by the Company. Payments of Base Salary to the Executive shall be made in equal semi-monthly installments and subject to all legally required and customary withholdings.

                           (b) The  Executive  shall be  entitled  to a bonus in
respect of the year 2000 in a minimum amount of $50,000 as determined by the Compensation Committee of the Board; thereafter the Executive shall be entitled to bonus compensation (the "Bonus Compensation") in accordance with a bonus scheme based on the operating profit of the business unit(s) of the Company for which the Executive is responsible, as devised in good faith by the Compensation Committee of the Board.

                           (c) The Executive shall receive an option to purchase
310,000 shares of the common stock of the Company, at an exercise price of $6.00 per share. Such option shall vest pro-rata in twelve equal quarterly installments commencing on January 1, 2001. In the event the Executive's employment hereunder is terminated prior to the end of the Term by the Company without Cause pursuant to paragraph 5(d) hereof or by the Executive for Good Reason pursuant to Paragraph 5(e) hereof, then any unvested shares of common stock under the option shall accelerate and become fully exercisable as of the date of such termination of employment. The shares of common stock under the option shall terminate on December 31, 2004. The option shall be subject to the same provisions as are contained in The 1999 Walnut Financial Services, Inc. Stock Incentive Plan (the "Plan"); however, the option shall not be issued pursuant to the Plan. The option shall be included in the Company's registration statement on Form S-8, the most recent draft of which is attached hereto as Exhibit A. The Company shall use its commercially reasonable efforts to prepare and file such registration statement as promptly as practicable following the Effective Date and to cause such registration statement to become effective.

                  4.       Benefits.

                           (a) The Company agrees to reimburse the Executive for
all reasonable travel, business entertainment and other business expenses incurred by the Executive in connection with the performance of his duties under this Agreement. Such reimbursements shall be made by the Company on a timely basis upon submission by the Executive of proper accounts therefor in accordance with the Company's standard procedures.

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                           (b) The Executive shall be entitled to participate in
any and all life insurance (up to $1 million), medical insurance, group health, disability insurance, and other benefit plans and programs which are made generally available by the Company to its most senior executives. If the Executive elects to participate in any such benefit plan and/or program, the Company agrees to pay the premiums for the coverage elected by the Executive.

                           (c) The  Executive  shall be entitled to  participate
fully in the Company's group pension, profit-sharing and employee benefit programs now or hereafter made available to employees of the Company generally.

                           (d) The Executive shall not be limited to the general
vacation policy and program of the Company as a whole, but, in view of his position and stature with the Company, shall be entitled to such vacation time as may be reasonably appropriate to the Company and its clients, and the proper performance of his duties and responsibilities.

                           (e) The Company shall lease or purchase an automobile
of make and model as the Executive shall specify for the sole use of the Executive; provided, however, that the Executive may, at his own option, lease an automobile in his own name and at Company expense. The Executive shall cause the vehicle to be properly insured and maintained. The Company shall pay or reimburse the Executive for all purchase or lease costs, parking costs, toll fees, costs of insurance, routine maintenance, service and repair of the vehicle, provided that the Company's obligation pursuant to this Paragraph 4(e) shall not exceed $500 per month. At the expiration of this Agreement, the Company shall, if requested by the Executive, exercise its purchase option under any lease agreement and grant the Executive an option to purchase the vehicle upon the same terms and conditions offered to the Company by the leasing company.

                           (f) The Company shall pay for the  Executive's use of
computers, e-mail, facsimile, access to Internet and cellular phones for both the Executive's office use and for use in his home for business purposes.

                           (g) The Company agrees to reimburse the Executive for
personal tax preparation and financial planning assistance in a total amount not to exceed $2,500 per year.

                           (h) The Executive shall be indemnified by the Company
to the greatest extent permitted under the laws of the State of Delaware, but only if and to the extent permitted under the laws of the State of Utah.

                           (i) The  Executive  shall be  entitled  to any  other
benefits or perquisites on terms no less favorable than those pursuant to which such benefits or perquisites are made available to any other executive or employee of the Company.

                  5.       Termination.

                           (a) Death. The Executive's employment hereunder shall
terminate upon the Executive's death.

                           (b) Total  Disability.  The Company may terminate the
Executive's employment hereunder at any time after the Executive becomes "Totally Disabled." For

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purposes of this Agreement, "Totally Disabled" means that the Executive has been unable, for a period of one hundred eighty (180) consecutive days, to perform the Executive's duties under this Agreement as a result of physical or mental illness or injury. A termination of the Executive's employment by the Company for Total Disability shall be communicated to the Executive by written notice and shall be effective on the 30th day after receipt of such notice by the Executive (the "Total Disability Effective Date"), unless the Executive returns to full-time performance of the Executive's duties before the Total Disability Effective Date.

                           (c) Termination by the Company for Cause. The Company
may terminate the Executive's employment hereunder for Cause. For purposes of this Agreement, the term "Cause" shall mean any of the following: (i) conviction of a felony; (ii) perpetration of an intentional and knowing fraud against or adversely affecting the Company or any customer, client, agent or employee thereof; (iii) willful breach of a covenant set forth in Paragraph 7 hereof; or
(iv) willful and substantial failure of the Executive to perform his duties hereunder (other than as a result of total or partial incapacity due to physical or mental illness or injury); provided, however, that a termination pursuant to clause (iv) shall not become effective unless the Executive fails to cure such failure to perform within thirty (30) days after written notice from the Company, such notice to describe such failure to perform and identify what reasonable actions shall be required to cure such failure to perform.

                           No act or failure to act on the part of the Executive
shall be considered "willful" under this Paragraph 5(c) unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act or failure to act that is based upon authority given pursuant to a resolution duly adopted by the Board or upon the advice of counsel for the Company, shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company.

                           (d)  Termination by the Company  Without  Cause.  The
Company may terminate the Executive's employment hereunder at any time for any reason or no reason by giving the Executive thirty (30) days prior written notice of the termination.

                           (e) Termination by the Executive For Good Reason.

                                    i.   The   Executive   may   terminate   his
                  employment hereunder for "Good Reason" for (1) a Change in Control of the Company; (2) the assignment to the Executive of any duties inconsistent in any significant respect with Paragraph 2 hereof, or any other action by the Company that results in a material diminution in the Executive's position, authority, duties or responsibilities; (3) any failure by the Company to comply with Paragraph 3 or 4 hereof, other than an isolated, insubstantial and inadvertent failure that is not taken in bad faith and is remedied by the Company promptly after receipt of notice thereof from the Executive; (4) a change in the Executive's location of employment to a place of employment outside the New York Metropolitan Area; (5) any purported termination of the Executive's employment by the Company for a reason or in a manner not expressly permitted by this Agreement; (6) any failure

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                  by the Company to comply with Paragraph  10(c) hereof;  or (7)
                  any other substantial breach of this Agreement by the Company.

                                    ii. "Change in Control of the Company" shall
                  be conclusively deemed to have occurred if any of the following shall have taken place:

                                            (1) a change in  control of a nature
                           that would be  required to be reported in response to
                           Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 ("Exchange Act") shall have occurred, unless such change in control results in control by the Executive, his designee(s) or "affiliate(s)" (as defined in Rule 12b-2 under the Exchange Act) or any combination thereof;

                                            (2) any  "person"  (as such  term is
                           used in Sections  13(d) and  14(d)(2) of the Exchange
                           Act), other than the Executive, his designee(s) or "affiliate(s)" (as defined in Rule 12b-2 under the Exchange Act), or any "person" who was a shareholder as of the Effective Date or any combination thereof, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities;

                                            (3)  during  any  period  of two (2)
                           consecutive years during this Agreement, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the period;

                                            (4) the  stockholders of the Company
                           approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than twenty five percent (25%) of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

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                                            (5) the  stockholders of the Company
                           approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of, or the Company sells or disposes of, all or substantially all of the Company's assets.

                                    iii.  If an event  should  occur  that would
                  allow the Executive to terminate his employment hereunder for Good Reason, the Executive shall have a period of ninety (90) days from the date on which the Executive first becomes aware of such event in which to elect to terminate his employment for Good Reason. If the Executive elects to terminate his employment for Good Reason, he shall provide the Company with a written notice.

                           (f) Termination by the Executive Without Good Reason.
The Executive may terminate his employment hereunder for any reason or no reason by giving the Company sixty (60) days prior written notice of the termination.

                  6. Compensation Following Termination Prior to the End of the Term.

                           (a)   Termination   by   Reason  of  Death  or  Total
Disability; Termination by the Company for Cause; Termination by the Executive Without Good Reason. In the event that the Executive's employment hereunder is terminated prior to the end of the Term (i) by reason of the Executive's death or Total Disability pursuant to Paragraph 5(a) or 5(b) hereof, (ii) by the Company for Cause pursuant to Paragraph 5(c) hereof or (iii) by the Executive without Good Reason pursuant to Paragraph 5(f) hereof, the Company shall pay the following amounts to the Executive (or to the Executive's estate, as the case may be):

                                    i.    Any accrued but unpaid Base Salary (as
                            determined pursuant to Paragraph 3(a) hereof) for services rendered to the date of termination;

                                    ii.   Any  declared  but  unpaid  bonus  (as
                            determined pursuant to Paragraph 3(b) hereof); and

                                    iii.  Any   accrued   but  unpaid   expenses
                            required to be reimbursed pursuant to Paragraph 4 hereof.

                           (b)   Termination  by  the  Company   Without  Cause;
Termination for Good Reason. In the event the Executive's employment hereunder is terminated prior to the end of the Term by the Company without Cause pursuant to Paragraph 5(d) hereof or by the Executive for Good Reason pursuant to Paragraph 5(e) hereof, the Company shall pay the following amounts to the
Executive:

                                    i.    Any accrued but unpaid Base Salary (as
                            determined pursuant to paragraph 3(a) hereof) for services rendered to the date of termination;

                                    ii.  Any   declared  but  unpaid  bonus  (as
                           determined pursuant to Paragraph 3(b) hereof);

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                                    iii.  Any   accrued   by   unpaid   expenses
                            required to be reimbursed pursuant to Paragraph 4 hereof; and

                                    iv. Any unvested  options  shall  accelerate
                           and become fully exercisable pursuant to Paragraph 3(c) hereof.

                           (c) No  Duty  to  Mitigate.  In the  event  that  the
Executive's employment is terminated by reason of the Executive's Total Disability Pursuant to Paragraph 5(b) hereof, the Executive's employment is terminated by the Company without Cause pursuant to Paragraph 5(d) hereof, or the Executive's employment is terminated by the Executive for Good Reason pursuant to Paragraph 5(e) hereof, the Executive shall not be required to seek other employment to mitigate damages.

                           (d) No Other Benefits or Compensation.  Except as may
be provided under this Agreement, under the terms of any incentive compensation, employee benefit or fringe benefit plan applicable to the Executive at the time of the termination of the Executive's employment prior to the end of the Term, the Executive shall have no right to receive any other compensation, or to participate in any other plan, arrangement or benefit, with respect to any future period after such termination.

                  7. Noncompetition and Nonsolicitation; Nondisclosure of Proprietary Information; Surrender of Records.

                           (a)  Noncompetition and  Nonsolicitation.  In view of
the unique and valuable services it is expected the Executive will render to the Company, the Executive's knowledge of the clients, trade secrets, and other proprietary information relating to the business of the Company and its subsidiaries and affiliates and its clients and suppliers, and in consideration of compensation to be received hereunder, the Executive agrees that during his employment hereunder, and for one year thereafter in the event the Executive's employment hereunder is terminated prior to the end of the Term by the Company for Cause pursuant to Paragraph 5(c) hereof or by the Executive without Good Reason pursuant to Paragraph 5(f) hereof, the Executive will not compete with or be engaged in any business (whether as an officer, director, employee, agent, proprietor, stockholder, partner, member or otherwise) which is engaged in the business of (i) evaluating, structuring and building e-commerce and Internet-based businesses, including, without limitation, the marketing, branding and funding of such e-commerce and Internet-based businesses, or (ii) providing investment banking services and related financial advisory services, including, without limitation, the services of capital raising, financial restructuring, and identifying and structuring mergers and acquisitions. The provisions of this Paragraph 7(a) will not be deemed breached merely because the Executive owns less than ten percent (10%) of the outstanding common stock of a publicly-traded company or is a passive investor who owns less than ten percent (10%) of the outstanding common stock of a privately-held company.

                           In further  consideration  of the  compensation to be
received hereunder, the Executive agrees that during the Term, and for a period of one year subsequent to any termination hereunder, the Executive shall not (i) directly or indirectly solicit or attempt to solicit any of the employees, agents, consultants or representatives of the Company or of the

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Company's  clients to terminate his, her or its relationship with the Company or such client; (ii) directly or indirectly solicit or attempt to solicit any of the employees, agents, consultants or representatives of the Company or of the Company's clients to become employees, agents, consultants or representatives of any other person or entity; (iii) directly or indirectly solicit or attempt to solicit, persuade or seek to persuade any customer, vendor or distributor of the Company or of any of the Company's clients to cease to do business or to reduce the amount of business which any customer, vendor or distributor has customarily done or contemplates doing with the Company or any such client whether or not the relationship between the Company or any such client and such customer, vendor or distributor was originally established in whole or in part through the Executive's efforts. Any reference in this Paragraph 7(a) to the "Company" shall mean and include the Company's subsidiaries and affiliates.

                           (b)    Proprietary    Information.    The   Executive
acknowledges that during the course of his employment with the Company he will necessarily have access to and make use of proprietary information and confidential records of the Company and the Company's subsidiaries and affiliates. The Executive covenants that he shall not during the Term or at any time thereafter, directly or indirectly, use for his own purpose or for the benefit of any person or entity other than the Company, nor otherwise disclose, any such proprietary information to any individual or entity, unless such disclosure has been authorized in writing by the Company or is otherwise required by law.

                           For  purposes  of  this  Paragraph  7,   "proprietary
information" shall not include information which is or becomes generally available to the public other than as a result of a breach of this Agreement by the Executive.

                           (c)  Confidentiality  and  Surrender of Records.  The
Executive shall not during the Term or at any time thereafter (irrespective of the circumstances under which the Executive's employment by the Company terminates), except as required by law, directly or indirectly publish, make known or in any fashion disclose any confidential records to, or permit any inspection or copying of confidential records by, any individual or entity other than in the course of such individual's or entity's employment or retention by the Company, nor shall he retain, and will deliver promptly to the Company, any of the same following termination of his employment hereunder for any reason or upon request by the Company. For purposes hereof, "confidential records" means all correspondence, memoranda, files, manuals, books, lists, financial, operating or marketing records, magnetic tape or electronic or other media or equipment of any kind which may be in the Executive's possession or under his control or accessible to him which contain any proprietary information of the Company or the Company's subsidiaries or affiliates or clients referred to in Paragraph 7(b). All confidential records shall be and remain the sole property of the Company, or, as applicable, the Company's subsidiaries, affiliates or clients during the Term and thereafter.

                           (d) Inventions and Patents.  Any interest in patents,
patent applications, inventions, copyrights, developments, business methods, trade secrets and processes ("Inventions") which the Executive develops during his employment with the Company and which relates to the fields in which the Company or the Company's subsidiaries is then engaged shall belong to the Company, or, as applicable, the Company's subsidiaries. Upon request, the Executive shall execute all such assignments and other documents and take all such

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

other action as the Company may reasonably request in order to vest in the Company, or, as applicable, a subsidiary of the Company all his right, title, and interest in and to such Inventions.

                           (e)      Enforcement.

                                    i. The  Executive  agrees that the remedy at
                  law for any breach or threatened breach of any covenant contained in this Paragraph 7 would be inadequate and that the Company, in addition to such other remedies as may be available to it at law or in equity, shall be entitled to institute proceedings in any court or courts of competent jurisdiction to obtain damages for breach of this Paragraph 7 and injunctive relief without proving damages or that damages would be inadequate and without posting any bond.

                                    ii. In no event shall any asserted violation
                  of any provision of this Paragraph 7 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

                  8. Key Man Insurance. The Executive recognizes and acknowledges that the Company or its affiliates may seek and purchase one or more policies providing key man life insurance with respect to the Executive, the proceeds of which would be payable to the Company or such affiliate. The Executive hereby consents to the Company or its affiliates seeking and purchasing such insurance and will provide such information, undergo such medical examinations (at the Company's expense), execute such documents and otherwise take any and all actions necessary or desirable in order for the Company or its affiliates to seek, purchase and maintain in full force and effect such policy or policies.

                  9. Notices. Any notice, consent, request or other communication made or given in accordance with this Agreement shall be in writing either (i) by personal delivery to the party entitled thereto, (ii) by facsimile with confirmation of receipt, or (iii) by registered or certified mail, return receipt requested. The notice, consent request or other communication shall be deemed to have been received upon personal delivery, upon confirmation of receipt of facsimile transmission, or, if mailed, three days after mailing. Any notice, consent, request or other communication made or given in accordance with the Agreement shall be made to those listed below at their following respective addresses or at such other address as each may specify by notice to the others:

                  To the Company:

                                    THCG, Inc.
                                    650 Madison Avenue, 21st Floor
                                    New York, New York 10022
                                    Attention:
                                    Facsimile No.:  (212) 223-0161
                  with a copy to:

                                    Kramer Levin Naftalis & Frankel LLP
                                    919 Third Avenue
                                    New York, New York  10022
                                    Attention:  Peter S. Kolevzon, Esq.
                                    Facsimile No.:  (212) 715-8000

                  To the Executive:

                                    Larry Smith
                                    222 West 14th Street, Apt. 9E
                                    New York, New York 10011
                                    Facsimile No.:  (212) ___-____


                  with a copy to:

                    Law Offices of Steven E. Rosenfeld, P.C.
                                    369 Lexington Avenue
                                    New York, New York  10017
                                    Attention:  Steven E. Rosenfeld, Esq.
                                    Telecopier No.:  (212) 867-1914

                  10.      Successors.

                           (a) This  Agreement is personal to the Executive and,
without the prior written consent of the Company, shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's heirs and legal representatives.

                           (b) This Agreement  shall inure to the benefit of and
be binding upon the Company and its successors and assigns.

                           (c) The Company shall require any successor  (whether
direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform if no such succession had taken place. As used in this Agreement, "Company" shall mean both the Company as defined above and any such successor that assumes and agrees to perform this Agreement, by operation of law or otherwise.

                  11.      Complete  Understanding;   Amendment;   Waiver.  This
Agreement constitutes the complete understanding between the parties with respect to the employment of the Executive and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, and no statement, representation, warranty or covenant has been made by either party with respect thereto except as expressly set forth herein. This Agreement shall not be altered, modified, amended or terminated except by a written instrument signed by each of the parties hereto. Any waiver of any term or provision hereof, or of the application of any such term or provision to any circumstances, shall be in writing signed by the party charged with giving such waiver. Waiver by either party hereto of any breach hereunder by the other party shall not operate as a waiver of any other breach, whether similar to or different from the breach waived. No delay on the part of the Company or the Executive in the exercise of any of their respective rights or remedies shall operate as a waiver thereof, and no single or partial exercise by the Company or the Executive of any such right or remedy shall preclude other or further exercise thereof.

                  12. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

                  13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed within that State, without regard to the principles of conflict of laws.

                  14. Waiver of Jury Trial. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, all rights to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) arising out of or relating to this Agreement.

                  15. Titles and Captions. All paragraph titles or captions in this Agreement are for convenience only and in no way define, limit, extend or describe the scope or intent of any provision hereof.

                  16. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the Executive has executed this Employment Agreement and, pursuant to the authorization of the Board of Directors, the Company has caused this Agreement to be executed in its name and on its behalf, all as of the date above written.

                                   THCG, INC.


                                   By: /s/ Jospeh D. Mark
                                      ---------------------------------
                                      Name: Jospeh D. Mark
                                      Title: Co-Chief Executive Officer


                                   EXECUTIVE:


                                   /s/ Larry Smith
                                   ------------------------------------
                                   Larry Smith